Critical Accounting Estimates and Judgements	12 Months Ended
Dec. 31, 2018
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Critical Accounting Estimates and Judgements
5	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS

Estimates and judgments used are continuously evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

5.1	Critical accounting estimates and assumptions

The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

a)	Estimated impairment of goodwill and other intangible assets with an indefinite useful life

Impairment reviews are undertaken annually to determine if goodwill arising from business acquisitions and other intangible assets with indefinite useful life are impaired, in accordance with the policy described in Note 2.15-i). For this purpose, goodwill is allocated to the different CGU to which it relates while other intangible assets with indefinite useful life are assessed individually. The recoverable amounts of the CGU and of other intangible assets with indefinite useful life have been determined based on the higher of their value-in-use and fair value less costs to sell. This evaluation requires the exercise of Management’s professional judgment to analyze any potential indicators of impairment as well as the use of estimates in determining the value in use, including preparing future cash flows, macro-economic forecasts as well as defining the interest rate at which said cash flows will be discounted.

If the Group experiences a significant drop in revenues or a drastic increase in costs or changes in other factors, the fair value of their business units might decrease. If management determines that the factors reducing the fair value of the business are permanent, those economic factors will be taken into consideration to determine the recoverable amount of those business units and therefore, goodwill, as well as other intangible assets with indefinite useful life may be deemed to be impaired, which may cause their write-down.

In accordance with the impairment evaluations carried out by Management, losses due to deterioration of goodwill and trademarks have been recognized; they were generated by the decrease in the expected flows as a reduction of the contracts’ “backlog”.

At December 31, 2017, and 2018 the Group has performed a sensitivity analysis increasing or decreasing the assumptions of gross margin, discount rate, and revenue and terminal growth rate by a 10%, with all the other variables held constant, as follows:

	Difference between recoverable amount and carrying amounts
	2017		2018
Goodwill
Gross margin	(10%)	+10%	(10%)	+10%
Engineering and construction	81.31%	143.63%	0.51%	41.12%
Electromechanical	197.30%	620.85%	(9.73%)	38.89%
IT equipment and services	0.32%	38.87%	42.60%	101.27%
Telecommunication services	465.17%	1339.26%	—	—

Discount rate:	(10%)	10%	(10%)	10.00%
Engineering and construction	146.07%	86.86%	39.19%	6.65%
Electromechanical	478.08%	354.39%	29.36%	2.97%
IT equipment and services	30.06%	11.25%	77.06%	48.93%
Telecommunication services	2190.66%	1967.37%	—	—

Terminal growth rate:	(10%)	+10%	(10%)	+10%
Engineering and construction	107.41%	117.91%	18.48%	23.30%
Electromechanical	402.19%	416.25%	12.90%	16.34%
IT equipment and services	18.54%	20.52%	59.73%	62.91%
Telecommunication services	2232.86%	2394.81%	—	—

	Difference between recoverable amount and carrying amounts
	2017		2018
Trademarks
Revenue growth rate:	(10%)	+10%	(10%)	+10%
Morelco	16.37%	(4.79%)	75.00%	116.27%
Vial y Vives - DSD	(40.72%)	(63.32%)	27.40%	55.71%
Adexus	22.10%	(0.10%)	21.40%	48.38%

Discount rate:	(10%)	+10%	(10%)	+10%
Morelco	(7.21%)	22.92%	126.00%	72.33%
Vial y Vives - DSD	(58.56%)	(45.65%)	29.54%	55.99%
Adexus	(2.13%)	28.02%	56.26%	18.49%
Terminal growth rate:	(10%)	+10%	(10%)	+10%

Morelco	8.61%	3.17%	91.70%	99.82%
Vial y Vives - DSD	(51.36%)	(54.47%)	38.99%	44.26%
Adexus	13.27%	8.86%	31.90%	48.38%

In 2018, if the discount rate or terminal growth rate had been 10% below or 10% above Management’s estimates, the Group would not have recognized a provision for impairment of goodwill; however, at the same variation, the Group would have to recognized a provision for impairment of the Electromechanical GMA (in 2017 would nor have recognized a provision for impairment).

In 2018, if the revenue growth rate, terminal growth rate or the discount rate had been 10% or had been 10% above Management’s estimates, the Group would have not recognized a provision for impairment in trademarks (in 2017, would have recognized a provision for impairment of trademark in Morelco, Vial y Vives-DSD and Adexus).

At December 31, 2017, as a result of these evaluations, an impairment was identified and recorded in the Engineering and Construction CGU, trademark impairment in Vial y Vives-DSD and goodwill impairment in Morelco (Note 18).

b)	Income taxes

Determination of the tax obligations and expenses requires interpretations of the applicable tax laws and regulations. The Group seeks legal and tax counsel before making any decision on tax matters.

Deferred tax assets and liabilities are calculated on the temporary differences arising between the tax basis of assets and liabilities and the amounts stated in the financial statement of each entity that makes up the Group, using the tax rates in effect in each of the years in which the difference is expected to reverse. Any change in tax rates will affect the deferred income tax assets and liabilities. This change will be recognized in the income statement in the period in which the change takes effect.

Deferred tax assets are recognized only to the extent that it is probable that future taxable profits will be available against which deductible temporary differences and tax loss carryforwards can be utilized. For this purpose, the Group takes into consideration all available evidence, including factors such as historical data, projected income, current operations, and tax planning strategies. A tax benefit related to a tax position is only recognized if it is more likely than not that the benefit will ultimately be realized.

The Group’s maximum exposure to tax contingencies amounts to S/15.7 million.

c)	Percentage of completion revenue recognition

Revenues from construction contracts are recognized using the percentage-of-completion method which is based on the completion of a physical proportion of the overall work contract considering total costs and revenues estimated at the end of the project (Note 2.26 i).

As of December 31, 2016, 2017 and 2018, a sensitivity analysis was performed considering a 10% increase/decrease in the Group’s gross margins, as follows:

	2016	2017	2018
Revenues	2,713,013	2,214,108	1,961,100
Gross profit	29,310	106,902	32,685
%	1.08	4.83	1.67
Plus 10%	1.19	5.31	1.84

Increase in profit before income tax	2,975	10,667	3,399

	32,285	117,569	36,084

Less 10%	0.97	4.35	1.50

Decrease in profit before income tax	(2,975)	(10,667)	(3,399)

	26,335	96,235	29,286

d)	Provision for well closure costs

At December 31, 2018, the present value of the estimated provision for the closure of 158 wells located in Talara amounted to S/20.3 million (S/16.8 million as of December 31, 2017, for the closure of 144 wells). The well closure liability is adjusted to reflect the changes that resulted from the passage of time and from reviews of either the date of occurrence or the amount of the present value of the originally estimated obligations (Note 18-d).

The Group estimates the present value of its future obligation for well closure costs, or well closure liability, and increases the carrying amount of the asset that will be withdrawn in the future and that is shown under the heading of intangibles in the consolidated statement of financial position.

The pre-tax discount rate used for the present value calculation was 2.46% for Block I and 2.51% for Block V (2.09% for block I and 2.27% for block V for the year 2017), and 2.98% for Blocks III and IV, (2.72% for the year 2017) based on 3, 5 and 30-year rate used on U.S. bonds effective at December 31, 2018.

If on December 31, 2017, and 2018, the estimated rate had increased or decreased by 10%, with all variables held constant, the impact on pre-tax profit would not have been significant.

e)	Impairment of investment in Gasoducto Sur Peruano

Based on the termination of the concession agreement, on which Gasoducto Sur Peruano S.A. (GSP) acts as concessionaire (Note 16 a-i), the Group identified potential impairment indicators affecting the recoverability of its investment. Consequently, the Group has applied the rules stated in IAS 36 “Impairment of assets” to determine the recoverable amount of this investment.

In that process, the Group has applied judgment to weight the various uncertainties surrounding the amount that can be recovered from this investment. Management has determined the recoverable amount assuming two key factors: (i) the amount that GSP will recover as a result of the public auction, and (ii) the validity of its right to subordinate the Odebrecht Group’s debts in GSP.

With relation to the amount to be recovered by GSP, the Group is assuming recovery of the minimum amount established in the concession agreement, which is equivalent to 72.25% of the Net Carrying Amount (NCA) of the Concession assets. This amount, in substance, represents a minimum payment to be obtained by GSP based on a public auction (liquidation) to be set up for the adequate transfer of the Concession’s assets to a new Concessionaire within a year, under the relevant contractual terms and conditions.

With relation to the validity of its right to subordinate the Odebrecht Group’s liabilities in GSP, Management´s assessment, in consultation with its legal advisors, is that although some uncertainties exist, these do not represent a material risk for exercising this right.

The concession agreement also established two additional tranches of 85% or 100% of the NCA to be recovered as a result of a public auction, depending on several factors. In any of these scenarios, the Group would be able to recover its total investment, and no additional impairment would be necessary to be recognized.

The calculation of the impairment estimate assumes a GSP settlement process in accordance with Peruvian legislation, whereby the value of the asset to be recovered is applied first to the payments of liabilities in the different categories of creditors and the remainder, if the case, to the payment of the shareholders, taking into account the existing subordination agreements.

f)	Impairment of the joint operation in Consorcio Constructor Ductos del Sur (CCDS)

CCDS was mainly engaged in performing the engineering, procurement and construction work for Gasoducto Sur Peruano S.A. (GSP). Due to the early termination of GSP, the Group applied the rules stated in IAS 36 “Impairment of assets” and IAS 37 “Provisions” to determine the recoverable amounts of the assets and liabilities to be recorded, respectively. As of December 31, 2016, adjustments were made to the audited financial statements of CCDS; as a result, the following adjustments were included in the financial statements of our subsidiary GyM S.A., resulting in a loss of S/15.2 million:

S/000
Income for debt forgiveness (i)	431,484
Indemnification income	33,600
Work in progress impairment (ii)	(410,199)
Other provisions	(24,915)
Inventories impairment (iii)	(33,824)
Financial expenses	(7,004)
Property, plant and equipment impairment	(4,143)
Others (liability) asset, net	(164)

(15,165)

(i)	The extinguished trade accounts payable relates to the recognition of the project estimated margin recorded as a liability (Note 2.17).
(ii)	The recoverable of work in progress relates to the minimum secured payment to be obtained from GSP.
(iii)	Inventories are assets specific in nature and cannot be traded in an active market.

5.2	Critical judgments in applying the accounting policies

Consolidation of entities in which the Group holds less than 50%

The Group owns some direct and indirect subsidiaries of which the Group has control even though it has less than 50% of the voting rights. These subsidiaries mainly comprise indirect subsidiaries in the real estate business owned through Viva GyM S.A., having the power to affect the relevant activities that impact the subsidiaries’ returns, even though the Group holds interest between 30% and 50%. Additionally, the Group has control de facto by a contractual agreement with the majority investor over Promotora Larcomar S.A. of which it owns 46.55% of the equity interest.

Consolidation of entities in which the Group does not have joint control but holds rights and obligations over the assets and liabilities

The Group assesses, on an ongoing basis, the nature of the contracts signed with one or more parties. If no control or joint control is determined to be held by the Group, but it has rights over assets and obligations for liabilities under the arrangement, then the Group recognizes its assets, liabilities, revenue and expenses and its share of any jointly controlled assets or liabilities and any revenue or expense arising under the arrangement as a joint operation in accordance with IFRS 11 - Joint arrangements (Note 2.2-d).